Exhibit 99.1

v

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Brian Beades 212.810.5596

BlackRock Reports Second Quarter 2022 Diluted EPS of $7.06, or $7.36 as adjusted
New York, July 15, 2022 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and six months ended June 30, 2022.

$90 billion of quarterly total net inflows reflects continued strength of broad-based platform with positive flows across all product types and regions

6% decrease in revenue year-over-year primarily driven by the impact of significantly lower markets and dollar appreciation on average AUM and lower performance fees

5% increase in technology services revenue year-over-year reflects continued strong client demand for Aladdin, despite the negative impact of foreign exchange movements

14% decrease in operating income year-over-year

21% decrease in diluted EPS (30% as adjusted) year-over-year also reflects lower nonoperating income in the current quarter

$500 million of share repurchases in the current quarter

Laurence D. Fink, Chairman and CEO:

“The first half of 2022 brought an investment environment that we have not seen in decades. Investors are simultaneously navigating high inflation, rising rates and the worst start to the year for both stocks and bonds in half a century, with global equity and fixed income indexes down 20% and 10%, respectively.

“BlackRock generated net inflows of $90 billion in the second quarter demonstrating our ability, once again, to deliver industry-leading organic growth even in the most challenging of environments. Our connectivity with clients has never been stronger. Over the last twelve months, we’ve delivered over $460 billion of net inflows reflecting 5% organic base fee growth.

“I cannot think of a time when BlackRock’s strategic focus has been more aligned with the needs of our clients than it is today. ETFs generated $52 billion of net inflows, led by fixed income net inflows of $31 billion. Active strategies continued to reflect demand for systematic equity, LifePath target-date solutions and alternatives, where we raised nearly $8 billion across commitments and net inflows. BlackRock’s cash platform reached record AUM levels in the quarter, generating $21 billion of net inflows. And, we had record Aladdin client mandates in the first half of 2022.

“Over the course of BlackRock’s 34-year history, we have experienced numerous periods of volatility and uncertainty, and BlackRock has always come through stronger. It is during periods like these that we differentiate ourselves even more with clients and further deepen those relationships. I see more opportunities for BlackRock today than ever before, and remain confident in our ability to deliver long-term growth for our clients, shareholders and employees.”

FINANCIAL RESULTS

	Q2	Q2
(in millions, except per share data)	2022	2021
AUM	$8,487,410	$9,495,993
% change	(11)%
Average AUM	$9,022,278	$9,317,092
% change	(3)%
Total net flows	$89,573	$80,960

GAAP basis:
Revenue	$4,526	$4,820
% change	(6)%
Operating income	$1,668	$1,931
% change	(14)%
Operating margin	36.9%	40.1%
Net income(1)	$1,077	$1,378
% change	(22)%
Diluted EPS	$7.06	$8.92
% change	(21)%
Weighted-average diluted shares	152.5	154.4
% change	(1)%

As Adjusted:
Operating income(2)	$1,727	$2,016
% change	(14)%
Operating margin(2)	43.7%	46.9%
Net income(1) (2)	$1,122	$1,614
% change	(30)%
Diluted EPS(2)	$7.36	$10.45
% change	(30)%
(1)	Net income represents net income attributable to BlackRock, Inc.
(2)

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 11 through 13 for more information on as adjusted items and the reconciliation to GAAP. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include new adjustments. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

NET FLOW HIGHLIGHTS

	Q2	YTD
(in billions)	2022	2022
Long-term net flows:	$69	$182

By region:

Americas	$18	$46
EMEA	15	60
APAC	36	76

By client type:

Retail:	$(10)	$-
US	(7)	1
International	(3)	(1)

ETFs:	$52	$108
Core equity	15	48
Strategic	36	50
Precision	1	10

Institutional:	$26	$74
Active	5	22
Index	21	52

Cash management net flows	$21	$(6)

Advisory net flows	$-	$(1)

Total net flows	$90	$176

BUSINESS RESULTS

					Q2 2022
			Q2 2022		Base fees (1)
			Base fees (1)	June 30, 2022	and securities
	Q2 2022	June 30, 2022	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$(9,973)	$863,425	$1,139	10%	31%
ETFs	52,103	2,784,296	1,436	33%	39%
Institutional:
Active	5,275	1,510,862	636	18%	17%
Index	21,208	2,580,603	245	30%	7%
Total institutional	26,483	4,091,465	881	48%	24%
Long-term	68,613	7,739,186	3,456	91%	94%
Cash management	21,218	739,457	232	9%	6%
Advisory	(258)	8,767	-	-	-
Total	$89,573	$8,487,410	$3,688	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$(10,339)	$2,210,648	$1,727	26%	47%
Index and ETFs	78,952	5,528,538	1,729	65%	47%
Long-term	68,613	7,739,186	3,456	91%	94%
Cash management	21,218	739,457	232	9%	6%
Advisory	(258)	8,767	-	-	-
Total	$89,573	$8,487,410	$3,688	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$28,642	$4,345,120	$1,839	51%	50%
Fixed income	36,126	2,439,844	879	29%	24%
Multi-asset	1,380	678,465	331	8%	9%
Alternatives	2,465	275,757	407	3%	11%
Long-term	68,613	7,739,186	3,456	91%	94%
Cash management	21,218	739,457	232	9%	6%
Advisory	(258)	8,767	-	-	-
Total	$89,573	$8,487,410	$3,688	100%	100%

(1)	Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT JUNE 30, 2022(1)

                            q

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	49%	83%	89%
Tax-exempt	27%	33%	34%
Index AUM within or above applicable tolerance	89%	93%	94%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	35%	71%	83%
Systematic	59%	61%	81%
Index AUM within or above applicable tolerance	95%	95%	95%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 14 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Friday, July 15, 2022 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (866) 409-1555, or from outside the United States, (313) 209-4906, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 9540818). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 11:30 a.m. (Eastern Time) on Friday, July 15, 2022 and ending at midnight on Friday, July 29, 2022. To access the replay of the teleconference, callers from the United States should dial (888) 203-1112 and callers from outside the United States should dial (719) 457-0820 and enter the Conference ID Number 9540818. To access the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate | Twitter: @blackrock | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2022	2021	Change		2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,528	$3,617	$(89)		$3,695	$(167)
Securities lending revenue	160	140	20		138	22
Total investment advisory, administration fees and securities lending revenue	3,688	3,757	(69)		3,833	(145)
Investment advisory performance fees	106	340	(234)		98	8
Technology services revenue	332	316	16		341	(9)
Distribution fees	361	369	(8)		381	(20)
Advisory and other revenue	39	38	1		46	(7)
Total revenue	4,526	4,820	(294)		4,699	(173)

Expense
Employee compensation and benefits	1,414	1,548	(134)		1,498	(84)
Distribution and servicing costs	572	523	49		574	(2)
Direct fund expense	304	320	(16)		329	(25)
General and administration expense	530	461	69		496	34
Amortization of intangible assets	38	37	1		38	-
Total expense	2,858	2,889	(31)		2,935	(77)

Operating income	1,668	1,931	(263)		1,764	(96)

Nonoperating income (expense)
Net gain (loss) on investments	(314)	314	(628)		(102)	(212)
Interest and dividend income	21	8	13		18	3
Interest expense	(54)	(52)	(2)		(54)	-
Total nonoperating income (expense)	(347)	270	(617)		(138)	(209)

Income before income taxes	1,321	2,201	(880)		1,626	(305)
Income tax expense	358	654	(296)		263	95
Net income	963	1,547	(584)		1,363	(400)
Less:
Net income (loss) attributable to noncontrolling interests	(114)	169	(283)		(73)	(41)
Net income attributable to BlackRock, Inc.	$1,077	$1,378	$(301)		$1,436	$(359)

Weighted-average common shares outstanding
Basic	151,292,580	152,443,039	(1,150,459)		151,732,845	(440,265)
Diluted	152,452,320	154,417,581	(1,965,261)		153,530,395	(1,078,075)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$7.12	$9.04	$(1.92)		$9.46	$(2.34)
Diluted	$7.06	$8.92	$(1.86)		$9.35	$(2.29)
Cash dividends declared and paid per share	$4.88	$4.13	$0.75		$4.88	$-

Supplemental information:

AUM (end of period)	$8,487,410	$9,495,993	$(1,008,583)		$9,569,513	$(1,082,103)
Shares outstanding (end of period)	150,966,457	152,298,784	(1,332,327)		151,725,643	(759,186)
GAAP:
Operating margin	36.9%	40.1%	(320	) bps	37.5%	(60	) bps
Effective tax rate	24.9%	32.2%	(730	) bps	15.5%	940	bps
As adjusted:
Operating income (1)	$1,727	$2,016	$(289)		$1,822	$(95)
Operating margin (1)	43.7%	46.9%	(320	) bps	44.2%	(50	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(233)	$101	$(334)		$(65)	$(168)
Net income attributable to BlackRock, Inc. (2)	$1,122	$1,614	$(492)		$1,462	$(340)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2)	$7.36	$10.45	$(3.09)		$9.52	$(2.16)
Effective tax rate	24.9%	23.8%	110	bps	16.8%	810	bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include new adjustments. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Six Months Ended
	June 30,
	2022	2021	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$7,223	$7,082	$141
Securities lending revenue	298	267	31
Total investment advisory, administration fees and securities lending revenue	7,521	7,349	172
Investment advisory performance fees	204	469	(265)
Technology services revenue	673	622	51
Distribution fees	742	709	33
Advisory and other revenue	85	69	16
Total revenue	9,225	9,218	7

Expense
Employee compensation and benefits	2,912	2,957	(45)
Distribution and servicing costs	1,146	1,028	118
Direct fund expense	633	640	(7)
General and administration expense	1,026	1,046	(20)
Amortization of intangible assets	76	71	5
Total expense	5,793	5,742	51

Operating income	3,432	3,476	(44)

Nonoperating income (expense)
Net gain (loss) on investments	(416)	396	(812)
Interest and dividend income	39	27	12
Interest expense	(108)	(107)	(1)
Total nonoperating income (expense)	(485)	316	(801)

Income before income taxes	2,947	3,792	(845)
Income tax expense	621	972	(351)
Net income	2,326	2,820	(494)
Less:
Net income (loss) attributable to noncontrolling interests	(187)	243	(430)
Net income attributable to BlackRock, Inc.	$2,513	$2,577	$(64)

Weighted-average common shares outstanding
Basic	151,511,496	152,504,902	(993,406)
Diluted	152,990,147	154,359,353	(1,369,206)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$16.59	$16.90	$(0.31)
Diluted	$16.43	$16.69	$(0.26)
Cash dividends declared and paid per share	$9.76	$8.26	$1.50

Supplemental information:

AUM (end of period)	$8,487,410	$9,495,993	$(1,008,583)
Shares outstanding (end of period)	150,966,457	152,298,784	(1,332,327)
GAAP:
Operating margin	37.2%	37.7%	(50	) bps
Effective tax rate	19.8%	27.4%	(760	) bps
As adjusted:
Operating income (1)	$3,549	$3,615	$(66)
Operating margin (1)	43.9%	46.4%	(250	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(298)	$73	$(371)
Net income attributable to BlackRock, Inc. (2)	$2,584	$2,854	$(270)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2)	$16.89	$18.49	$(1.60)
Effective tax rate	20.5%	22.6%	(210	) bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include new adjustments. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	March 31,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$446,043	$(872)	$(66,388)	$(7,557)	$371,226	$409,171
Fixed income	343,712	(7,563)	(18,397)	(3,892)	313,860	328,816
Multi-asset	149,480	(3,000)	(16,394)	(944)	129,142	139,662
Alternatives	49,888	1,462	(1,681)	(472)	49,197	49,900
Retail subtotal	989,123	(9,973)	(102,860)	(12,865)	863,425	927,549
ETFs:
Equity	2,350,421	23,328	(348,798)	(14,608)	2,010,343	2,178,149
Fixed income	712,767	30,739	(41,926)	(5,692)	695,888	702,485
Multi-asset	8,716	161	(942)	(67)	7,868	8,246
Alternatives	78,592	(2,125)	(6,159)	(111)	70,197	75,187
ETFs subtotal	3,150,496	52,103	(397,825)	(20,478)	2,784,296	2,964,067
Institutional:
Active:
Equity	188,822	3,885	(23,962)	(5,048)	163,697	176,618
Fixed income	718,225	(6,774)	(40,123)	(9,476)	661,852	687,561
Multi-asset	617,843	4,866	(72,880)	(15,670)	534,159	575,970
Alternatives	151,277	3,298	(805)	(2,616)	151,154	150,957
Active subtotal	1,676,167	5,275	(137,770)	(32,810)	1,510,862	1,591,106
Index:
Equity	2,133,758	2,301	(287,363)	(48,842)	1,799,854	1,969,660
Fixed income	871,167	19,724	(73,665)	(48,982)	768,244	813,260
Multi-asset	9,143	(647)	(937)	(263)	7,296	7,863
Alternatives	5,696	(170)	(99)	(218)	5,209	5,600
Index subtotal	3,019,764	21,208	(362,064)	(98,305)	2,580,603	2,796,383
Institutional subtotal	4,695,931	26,483	(499,834)	(131,115)	4,091,465	4,387,489
Long-term	8,835,550	68,613	(1,000,519)	(164,458)	7,739,186	8,279,105
Cash management	724,939	21,218	(130)	(6,570)	739,457	734,270
Advisory (3)	9,025	(258)	-	-	8,767	8,903
Total	$9,569,514	$89,573	$(1,000,649)	$(171,028)	$8,487,410	$9,022,278
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$472,849	$(1,825)	$(69,076)	$(8,900)	$393,048	$434,212
Fixed income	1,037,813	(15,139)	(56,717)	(12,000)	953,957	993,668
Multi-asset	767,316	1,865	(89,273)	(16,613)	663,295	715,624
Alternatives	201,162	4,760	(2,486)	(3,088)	200,348	200,855
Active subtotal	2,479,140	(10,339)	(217,552)	(40,601)	2,210,648	2,344,359
Index and ETFs:
ETFs:
Equity	2,350,421	23,328	(348,798)	(14,608)	2,010,343	2,178,149
Fixed income	712,767	30,739	(41,926)	(5,692)	695,888	702,485
Multi-asset	8,716	161	(942)	(67)	7,868	8,246
Alternatives	78,592	(2,125)	(6,159)	(111)	70,197	75,187
ETFs subtotal	3,150,496	52,103	(397,825)	(20,478)	2,784,296	2,964,067
Non-ETF Index:
Equity	2,295,774	7,139	(308,637)	(52,547)	1,941,729	2,121,237
Fixed income	895,291	20,526	(75,468)	(50,350)	789,999	835,969
Multi-asset	9,150	(646)	(938)	(264)	7,302	7,871
Alternatives	5,699	(170)	(99)	(218)	5,212	5,602
Non-ETF Index subtotal	3,205,914	26,849	(385,142)	(103,379)	2,744,242	2,970,679
Index and ETFs subtotal	6,356,410	78,952	(782,967)	(123,857)	5,528,538	5,934,746
Long-term	$8,835,550	$68,613	$(1,000,519)	$(164,458)	$7,739,186	$8,279,105
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	March 31,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$5,119,044	$28,642	$(726,511)	$(76,055)	$4,345,120	$4,733,598
Fixed income	2,645,871	36,126	(174,111)	(68,042)	2,439,844	2,532,122
Multi-asset	785,182	1,380	(91,153)	(16,944)	678,465	731,741
Alternatives:
Illiquid alternatives	109,141	5,414	(682)	(1,834)	112,039	110,501
Liquid alternatives	87,326	(932)	(1,518)	(1,106)	83,770	85,574
Currency and commodities(4)	88,986	(2,017)	(6,544)	(477)	79,948	85,569
Alternatives subtotal	285,453	2,465	(8,744)	(3,417)	275,757	281,644
Long-term	$8,835,550	$68,613	$(1,000,519)	$(164,458)	$7,739,186	$8,279,105

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		June 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$471,937	$5,329	$(95,767)	$(10,273)	$371,226	$426,530
Fixed income	365,306	(9,458)	(37,149)	(4,839)	313,860	341,015
Multi-asset	155,461	(22)	(25,078)	(1,219)	129,142	144,767
Alternatives	47,349	4,342	(1,879)	(615)	49,197	49,151
Retail subtotal	1,040,053	191	(159,873)	(16,946)	863,425	961,463
ETFs:
Equity	2,447,248	64,499	(484,632)	(16,772)	2,010,343	2,255,471
Fixed income	745,373	38,889	(81,054)	(7,320)	695,888	713,181
Multi-asset	9,119	231	(1,433)	(49)	7,868	8,466
Alternatives	65,614	4,693	14	(124)	70,197	72,087
ETFs subtotal	3,267,354	108,312	(567,105)	(24,265)	2,784,296	3,049,205
Institutional:
Active:
Equity	199,980	5,716	(35,704)	(6,295)	163,697	183,162
Fixed income	767,402	(9,667)	(83,354)	(12,529)	661,852	715,059
Multi-asset	642,951	18,997	(108,576)	(19,213)	534,159	598,329
Alternatives	146,384	6,627	1,285	(3,142)	151,154	150,223
Active subtotal	1,756,717	21,673	(226,349)	(41,179)	1,510,862	1,646,773
Index:
Equity	2,223,195	29,122	(388,908)	(63,555)	1,799,854	2,036,631
Fixed income	943,960	23,885	(130,877)	(68,724)	768,244	861,222
Multi-asset	8,963	(154)	(1,135)	(378)	7,296	8,173
Alternatives	5,534	(671)	657	(311)	5,209	5,540
Index subtotal	3,181,652	52,182	(520,263)	(132,968)	2,580,603	2,911,566
Institutional subtotal	4,938,369	73,855	(746,612)	(174,147)	4,091,465	4,558,339
Long-term	9,245,776	182,358	(1,473,590)	(215,358)	7,739,186	8,569,007
Cash management	755,057	(5,876)	(759)	(8,965)	739,457	735,753
Advisory (3)	9,310	(543)	-	-	8,767	9,012
Total	$10,010,143	$175,939	$(1,474,349)	$(224,323)	$8,487,410	$9,313,772
Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows	Market		June 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$507,103	$172	$(102,604)	$(11,623)	$393,048	$454,645
Fixed income	1,107,085	(20,416)	(117,195)	(15,517)	953,957	1,032,671
Multi-asset	798,404	18,974	(133,653)	(20,430)	663,295	743,088
Alternatives	193,733	10,969	(596)	(3,758)	200,348	199,373
Active subtotal	2,606,325	9,699	(354,048)	(51,328)	2,210,648	2,429,777
Index and ETFs:
ETFs:
Equity	2,447,248	64,499	(484,632)	(16,772)	2,010,343	2,255,471
Fixed income	745,373	38,889	(81,054)	(7,320)	695,888	713,181
Multi-asset	9,119	231	(1,433)	(49)	7,868	8,466
Alternatives	65,614	4,693	14	(124)	70,197	72,087
ETFs subtotal	3,267,354	108,312	(567,105)	(24,265)	2,784,296	3,049,205
Non-ETF Index:
Equity	2,388,009	39,995	(417,775)	(68,500)	1,941,729	2,191,678
Fixed income	969,583	25,176	(134,185)	(70,575)	789,999	884,625
Multi-asset	8,971	(153)	(1,136)	(380)	7,302	8,181
Alternatives	5,534	(671)	659	(310)	5,212	5,541
Non-ETF Index subtotal	3,372,097	64,347	(552,437)	(139,765)	2,744,242	3,090,025
Index and ETFs subtotal	6,639,451	172,659	(1,119,542)	(164,030)	5,528,538	6,139,230
Long-Term	$9,245,776	$182,358	$(1,473,590)	$(215,358)	$7,739,186	$8,569,007
Year-to-Date Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows	Market		June 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$5,342,360	$104,666	$(1,005,011)	$(96,895)	$4,345,120	$4,901,794
Fixed income	2,822,041	43,649	(332,434)	(93,412)	2,439,844	2,630,477
Multi-asset	816,494	19,052	(136,222)	(20,859)	678,465	759,735
Alternatives:
Illiquid alternatives	102,579	9,286	2,525	(2,351)	112,039	108,652
Liquid alternatives	87,348	976	(3,377)	(1,177)	83,770	86,251
Currency and commodities(4)	74,954	4,729	929	(664)	79,948	82,098
Alternatives subtotal	264,881	14,991	77	(4,192)	275,757	277,001
Long-Term	$9,245,776	$182,358	$(1,473,590)	$(215,358)	$7,739,186	$8,569,007

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	June 30,	inflows	Market		June 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$446,327	$23,190	$(84,740)	$(13,551)	$371,226	$439,849
Fixed income	359,480	3,925	(42,563)	(6,982)	313,860	350,333
Multi-asset	147,228	7,683	(24,120)	(1,649)	129,142	147,910
Alternatives	42,448	9,588	(2,023)	(816)	49,197	46,930
Retail subtotal	995,483	44,386	(153,446)	(22,998)	863,425	985,022
ETFs:
Equity	2,257,828	169,555	(392,003)	(25,037)	2,010,343	2,279,120
Fixed income	700,009	94,433	(87,618)	(10,936)	695,888	714,420
Multi-asset	7,663	1,551	(1,265)	(81)	7,868	8,312
Alternatives	66,005	4,670	(311)	(167)	70,197	69,079
ETFs subtotal	3,031,505	270,209	(481,197)	(36,221)	2,784,296	3,070,931
Institutional:
Active:
Equity	184,174	15,311	(27,814)	(7,974)	163,697	184,401
Fixed income	716,671	43,210	(80,946)	(17,083)	661,852	720,305
Multi-asset	584,582	58,347	(81,391)	(27,379)	534,159	603,840
Alternatives	138,622	13,870	2,652	(3,990)	151,154	146,260
Active subtotal	1,624,049	130,738	(187,499)	(56,426)	1,510,862	1,654,806
Index:
Equity	2,146,062	(25,116)	(239,291)	(81,801)	1,799,854	2,096,323
Fixed income	936,005	30,288	(111,182)	(86,867)	768,244	902,546
Multi-asset	9,297	(587)	(925)	(489)	7,296	9,074
Alternatives	5,709	(1,036)	906	(370)	5,209	5,604
Index subtotal	3,097,073	3,549	(350,492)	(169,527)	2,580,603	3,013,547
Institutional subtotal	4,721,122	134,287	(537,991)	(225,953)	4,091,465	4,668,353
Long-term	8,748,110	448,882	(1,172,634)	(285,172)	7,739,186	8,724,306
Cash management	727,603	25,638	(1,687)	(12,097)	739,457	729,454
Advisory (3)	20,280	(11,530)	18	(1)	8,767	10,566
Total	$9,495,993	$462,990	$(1,174,303)	$(297,270)	$8,487,410	$9,464,326
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	June 30,	inflows	Market		June 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$479,240	$23,744	$(94,518)	$(15,418)	$393,048	$468,953
Fixed income	1,054,517	41,507	(120,201)	(21,866)	953,957	1,047,608
Multi-asset	731,806	66,025	(105,509)	(29,027)	663,295	751,743
Alternatives	181,069	23,458	627	(4,806)	200,348	193,189
Active subtotal	2,446,632	154,734	(319,601)	(71,117)	2,210,648	2,461,493
Index and ETFs:
ETFs:
Equity	2,257,828	169,555	(392,003)	(25,037)	2,010,343	2,279,120
Fixed income	700,009	94,433	(87,618)	(10,936)	695,888	714,420
Multi-asset	7,663	1,551	(1,265)	(81)	7,868	8,312
Alternatives	66,005	4,670	(311)	(167)	70,197	69,079
ETFs subtotal	3,031,505	270,209	(481,197)	(36,221)	2,784,296	3,070,931
Non-ETF Index:
Equity	2,297,323	(10,359)	(257,327)	(87,908)	1,941,729	2,251,620
Fixed income	957,639	35,916	(114,490)	(89,066)	789,999	925,576
Multi-asset	9,301	(582)	(927)	(490)	7,302	9,081
Alternatives	5,710	(1,036)	908	(370)	5,212	5,605
Non-ETF Index subtotal	3,269,973	23,939	(371,836)	(177,834)	2,744,242	3,191,882
Index and ETFs subtotal	6,301,478	294,148	(853,033)	(214,055)	5,528,538	6,262,813
Long-term	$8,748,110	$448,882	$(1,172,634)	$(285,172)	$7,739,186	$8,724,306
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	June 30,	inflows	Market		June 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$5,034,391	$182,940	$(743,848)	$(128,363)	$4,345,120	$4,999,693
Fixed income	2,712,165	171,856	(322,309)	(121,868)	2,439,844	2,687,604
Multi-asset	748,770	66,994	(107,701)	(29,598)	678,465	769,136
Alternatives:
Illiquid alternatives	95,961	15,835	3,322	(3,079)	112,039	103,771
Liquid alternatives	81,560	6,629	(2,983)	(1,436)	83,770	85,311
Currency and commodities(4)	75,263	4,628	885	(828)	79,948	78,791
Alternatives subtotal	252,784	27,092	1,224	(5,343)	275,757	267,873
Long-term	$8,748,110	$448,882	$(1,172,634)	$(285,172)	$7,739,186	$8,724,306

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$550	$641	$(91)	$616	$(66)	$1,166	$1,217	$(51)
ETFs	1,103	1,156	(53)	1,158	(55)	2,261	2,224	37
Non-ETF Index	186	198	(12)	187	(1)	373	374	(1)
Equity subtotal	1,839	1,995	(156)	1,961	(122)	3,800	3,815	(15)
Fixed income:
Active	503	545	(42)	534	(31)	1,037	1,070	(33)
ETFs	274	294	(20)	289	(15)	563	589	(26)
Non-ETF Index	102	116	(14)	118	(16)	220	229	(9)
Fixed income subtotal	879	955	(76)	941	(62)	1,820	1,888	(68)
Multi-asset	331	344	(13)	359	(28)	690	672	18
Alternatives:
Illiquid alternatives	184	167	17	179	5	363	335	28
Liquid alternatives	161	150	11	167	(6)	328	297	31
Currency and commodities	62	55	7	56	6	118	108	10
Alternatives subtotal	407	372	35	402	5	809	740	69
Long-term	3,456	3,666	(210)	3,663	(207)	7,119	7,115	4
Cash management	232	91	141	170	62	402	234	168
Total investment advisory, administration fees and securities lending revenue	3,688	3,757	(69)	3,833	(145)	7,521	7,349	172
Investment advisory performance fees:
Equity	3	36	(33)	12	(9)	15	62	(47)
Fixed income	13	15	(2)	9	4	22	29	(7)
Multi-asset	7	9	(2)	5	2	12	17	(5)
Alternatives:
Illiquid alternatives	65	90	(25)	37	28	102	97	5
Liquid alternatives	18	190	(172)	35	(17)	53	264	(211)
Alternatives subtotal	83	280	(197)	72	11	155	361	(206)
Total performance fees	106	340	(234)	98	8	204	469	(265)
Technology services revenue	332	316	16	341	(9)	673	622	51
Distribution fees:
Retrocessions	269	264	5	279	(10)	548	502	46
12b-1 fees (US mutual fund distribution fees)	80	87	(7)	88	(8)	168	172	(4)
Other	12	18	(6)	14	(2)	26	35	(9)
Total distribution fees	361	369	(8)	381	(20)	742	709	33
Advisory and other revenue:
Advisory	15	9	6	16	(1)	31	24	7
Other	24	29	(5)	30	(6)	54	45	9
Total advisory and other revenue	39	38	1	46	(7)	85	69	16
Total revenue	$4,526	$4,820	$(294)	$4,699	$(173)	$9,225	$9,218	$7

Highlights

•

Investment advisory, administration fees and securities lending revenue decreased $69 million from the second quarter of 2021 primarily driven by the negative impact of market beta and foreign exchange movements on average AUM, partially offset by organic base fee growth, the elimination of yield-related fee waivers on money market funds, and higher securities lending revenue. Securities lending revenue of $160 million increased from $140 million in the second quarter of 2021, primarily reflecting higher spreads.

Investment advisory, administration fees and securities lending revenue decreased $145 million from the first quarter of 2022, primarily driven by the negative impact of market beta and foreign exchange movements on average AUM, partially offset by the elimination of yield-related fee waivers on money market funds, the effect of one additional day in the quarter, and higher securities lending revenue. Securities lending revenue of $160 million increased from $138 million in the first quarter of 2022, primarily reflecting higher spreads.

•	Performance fees decreased $234 million from the second quarter of 2021, primarily reflecting lower revenue from alternative and long-only products.
•

Technology services revenue increased $16 million from the second quarter of 2021, reflecting continued strong client demand for Aladdin, despite the negative impact of foreign exchange movements. Technology services annual contract value (“ACV”)(1) increased 10% from the second quarter of 2021, and was similarly impacted by foreign exchange headwinds.

(1)	See note (3) to the condensed consolidated statements of income and supplemental information on page 13 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Operating expense
Employee compensation and benefits	$1,414	$1,548	$(134)	$1,498	$(84)	$2,912	$2,957	$(45)
Distribution and servicing costs:
Retrocessions	269	264	5	279	(10)	548	502	46
12b-1 costs	78	85	(7)	86	(8)	164	168	(4)
Other	225	174	51	209	16	434	358	76
Total distribution and servicing costs	572	523	49	574	(2)	1,146	1,028	118
Direct fund expense	304	320	(16)	329	(25)	633	640	(7)
General and administration expense:
Marketing and promotional	76	53	23	60	16	136	88	48
Occupancy and office related	106	80	26	99	7	205	159	46
Portfolio services	67	64	3	69	(2)	136	129	7
Sub-advisory	20	23	(3)	22	(2)	42	45	(3)
Technology	148	129	19	145	3	293	233	60
Professional services	42	41	1	40	2	82	80	2
Communications	10	11	(1)	11	(1)	21	22	(1)
Foreign exchange remeasurement	2	(2)	4	(3)	5	(1)	2	(3)
Contingent consideration fair value adjustments	-	1	(1)	1	(1)	1	4	(3)
Product launch costs	-	-	-	-	-	-	178	(178)
Other general and administration	59	61	(2)	52	7	111	106	5
Total general and administration expense	530	461	69	496	34	1,026	1,046	(20)
Amortization of intangible assets	38	37	1	38	-	76	71	5
Total operating expense	$2,858	$2,889	$(31)	$2,935	$(77)	$5,793	$5,742	$51

Highlights

•

Employee compensation and benefits expense decreased $134 million from the second quarter of 2021, primarily reflecting lower incentive compensation, due to lower operating income and performance fees, and lower deferred compensation driven in part by the lower mark-to-market impact of certain deferred cash compensation programs, partially offset by higher base compensation.

Employee compensation and benefits expense decreased $84 million from the first quarter of 2022, primarily reflecting lower incentive compensation and lower seasonal payroll taxes in the current quarter.

•	Direct fund expense decreased $25 million from the first quarter of 2022, primarily reflecting lower average AUM.
•

General and administration expense increased $69 million from the second quarter of 2021, primarily driven by higher marketing and promotional expense, resulting from higher travel and entertainment expense, and higher technology expense. The increase also reflected higher occupancy and office related expense, including $15 million of noncash occupancy expense related to the lease of office space for the Company’s future headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”), which it expects to begin to occupy in late 2022 (and begin lease payments in May 2023). Lease cost – Hudson Yards has been excluded from our “as adjusted” financial results. See pages 11 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

General and administration expense increased $34 million from the first quarter of 2022, primarily reflecting higher marketing and promotional expense, resulting from higher travel and entertainment expense.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Nonoperating income (expense), GAAP basis	$(347)	$270	$(617)	$(138)	$(209)	$(485)	$316	$(801)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	(114)	169	(283)	(73)	(41)	(187)	243	(430)
Nonoperating income (expense)(1)	$(233)	$101	$(334)	$(65)	$(168)	$(298)	$73	$(371)

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Net gain (loss) on investments(1)
Private equity	$(8)	$66	$(74)	$10	$(18)	$2	$88	$(86)
Real assets	1	3	(2)	13	(12)	14	6	8
Other alternatives(2)	(5)	17	(22)	4	(9)	(1)	30	(31)
Other investments(3)	(112)	48	(160)	(75)	(37)	(187)	45	(232)
Subtotal	(124)	134	(258)	(48)	(76)	(172)	169	(341)
Other gains (losses)(4)	(76)	11	(87)	19	(95)	(57)	(16)	(41)
Total net gain (loss) on investments(1)	(200)	145	(345)	(29)	(171)	(229)	153	(382)
Interest and dividend income	21	8	13	18	3	39	27	12
Interest expense	(54)	(52)	(2)	(54)	-	(108)	(107)	(1)
Net interest expense	(33)	(44)	11	(36)	3	(69)	(80)	11
Nonoperating income (expense)(1)	$(233)	$101	$(334)	$(65)	$(168)	$(298)	$73	$(371)

(1)

Net of net income (loss) attributable to NCI. Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on other as adjusted items see notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 12 through 13.

(2)	Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(3)	Amounts primarily include net gains (losses) related to unhedged equity, fixed income and multi-asset investments.
(4)	Amounts primarily include noncash pre-tax gains (losses) related to the revaluation of certain minority investments.

INCOME TAX EXPENSE

	Three Months				Three Months			Six Months
	Ended				Ended			Ended
	June 30,				March 31,			June 30,
(in millions), (unaudited)	2022	2021	Change		2022	Change		2022	2021	Change
Income tax expense	$358	$654	$(296)		$263	$95		$621	$972	$(351)
Effective tax rate	24.9%	32.2%	(730	) bps	15.5%	940	bps	19.8%	27.4%	(760	) bps

Highlights

•

Second quarter 2021 income tax expense included $171 million of noncash net expense related to the revaluation of certain deferred tax assets and liabilities as a result of legislation enacted in the United Kingdom increasing its corporate tax rate.

•

First quarter 2022 income tax expense included $133 million of discrete tax benefits related to stock-based compensation awards that vested in the first quarter and the resolution of certain outstanding tax matters.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2022	2021	2022	2022	2021
Operating income, GAAP basis	$1,668	$1,931	$1,764	$3,432	$3,476
Non-GAAP expense adjustments:
Amortization of intangible assets	38	37	38	76	71
Acquisition-related compensation costs	6	47	7	13	64
Contingent consideration fair value adjustments	-	1	1	1	4
Lease cost - Hudson Yards	15	-	12	27	-
Operating income, as adjusted (1)	1,727	2,016	1,822	3,549	3,615
Product launch costs and commissions	-	-	-	-	185
Operating income used for operating margin measurement	$1,727	$2,016	$1,822	$3,549	$3,800
Revenue, GAAP basis	$4,526	$4,820	$4,699	$9,225	$9,218
Non-GAAP adjustments:
Distribution fees	(361)	(369)	(381)	(742)	(709)
Investment advisory fees	(211)	(154)	(193)	(404)	(319)
Revenue used for operating margin measurement	$3,954	$4,297	$4,125	$8,079	$8,190
Operating margin, GAAP basis	36.9%	40.1%	37.5%	37.2%	37.7%
Operating margin, as adjusted (1)	43.7%	46.9%	44.2%	43.9%	46.4%

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2022	2021	2022	2022	2021
Net income attributable to BlackRock, Inc., GAAP basis	$1,077	$1,378	$1,436	$2,513	$2,577
Non-GAAP adjustments:
Amortization of intangible assets, net of tax	29	28	29	58	54
Acquisition-related compensation costs, net of tax	5	36	5	10	49
Contingent consideration fair value adjustments, net of tax	-	1	1	1	3
Lease cost - Hudson Yards, net of tax	11	-	9	20	-
Income tax matters	-	171	(18)	(18)	171
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,122	$1,614	$1,462	$2,584	$2,854
Diluted weighted-average common shares outstanding	152.5	154.4	153.5	153.0	154.4
Diluted earnings per common share, GAAP basis	$7.06	$8.92	$9.35	$16.43	$16.69
Diluted earnings per common share, as adjusted (2)	$7.36	$10.45	$9.52	$16.89	$18.49

See note (2) to the condensed consolidated statements of income and supplemental information on page 13 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.  Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Beginning in the first quarter of 2022, the Company updated its definition of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments. For further information, refer to the Current Report on Form 8-K furnished on April 13, 2022.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

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Operating income, as adjusted, includes non-GAAP expense adjustments. Beginning in the first quarter of 2022, the Company updated its definition of operating income, as adjusted, to include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies. In addition, as previously reported in 2021, the Company recorded expense related to the lease of office space for its future headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”) from August 2021.  While the Company expects to begin to occupy the new office space in late 2022 (and begin cash lease payments in May 2023), the Company was required to record lease expense when it obtained access to the building to begin its tenant improvements.  As a result, the Company is recognizing lease expense for both its current and future headquarters until its current headquarters lease expires in April 2023.  Management believes removing Lease cost – Hudson Yards when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and enhances comparability among periods presented.

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Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

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Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See note (1) above regarding operating income, as adjusted, and operating margin, as adjusted, for information on the updated presentation of non-GAAP expense adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions, as well as previously reported Lease cost – Hudson Yards.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted-average common shares outstanding.

(3) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its continued impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) geopolitical unrest, terrorist activities, civil or international hostilities, including the military conflict between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (18) climate change-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract and retain highly talented professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2022 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2022. The performance data does not include accounts terminated prior to June 30, 2022 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2022 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.